SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 24, 2003

CERTEGY INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	001-16427	58-2606325
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11720 Amber Park Drive Suite 600 Alpharetta, Georgia		30004
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (678) 867-8000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(a)	Financial Statements of Businesses Acquired:

None.

(b)	Pro Forma Financial Information:

None.

(c)	Exhibits:

Exhibit No.	Description
99.1	Certegy Inc. press release dated July 24, 2003, announcing the Company’s financial results for the second quarter of 2003 (furnished pursuant to Items 9 and 12 of Form 8-K).

ITEM 9. REGULATION FD DISCLOSURE

Pursuant to Exchange Act Release 47583, Certegy Inc. (“Certegy”) is furnishing the following information and Exhibit pursuant to Items 9 and 12 of Form 8-K.

On July 24, 2003, Certegy issued a press release to announce its financial results for the second quarter of 2003. A copy of the press release is attached as Exhibit 99.1.

The information in this Report, including the Exhibit attached hereto, is furnished solely pursuant to Items 9 and 12 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERTEGY INC.

By:	/s/ Michael T. Vollkommer
Michael T. Vollkommer Corporate Vice President and Chief Financial Officer
Date: July 24, 2003